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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2002

                              RAIT Investment Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Maryland                      1-14760                 23-2919819
------------------            -----------------       --------------------
(State of incorporation          (Commission            (I.R.S. Employer
 or organization)                File Number)          Identification No.)


             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including are code       (215) 861-7900
                                                   ------------------------















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Item 5   Other Events
         ------------

         On April 25, 2002, the Company entered into a Purchase Agreement (the "Purchase Agreement") with U.S. Bancorp Piper Jaffray Inc. for the sale of 1,000,000 common shares of beneficial interest, plus up to 150,000 additional shares to cover over-allotments, at such initial public price per share, less underwriting discounts as is provided in the Purchase Agreement (the "Offering").

         On April 26, 2002, in connection with the Offering, the Company filed a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424(b). Opinions regarding the legality of the shares offered and certain tax matters are attached as exhibits to this Form 8-K.


Item 7   Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

                  Exhibit Number            Description of Document
                  --------------            -----------------------
                        1                   Underwriting Agreement
                        5                   Legal Opinion from Maryland counsel
                        8                   Tax Opinion

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RAIT INVESTMENT TRUST

                                                By: /s/  Ellen J. DiStefano
                                                    ----------------------------
                                                    Ellen J. DiStefano
                                                    Chief Financial Officer,
                                                    Executive Vice President and
                                                    Assistant Secretary